Exhibit 99.2

Focus Financial Partners Inc. 2019 First Quarter Earnings Release Supplement May 9, 2019

Disclaimer Special Note Regarding Forward-Looking Statements Some of the information in this presentation may contain forward-looking statements. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber-attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U.S. and non-U.S. regulatory requirements, legal proceedings and governmental inquiries and certain other factors. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date of this presentation or as of the date as of which they are made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements. Non-GAAP Financial Measures Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, other expense/income, net, other one-time transaction expenses, and management contract buyout, if any. We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: (i) non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. We use Adjusted EBITDA (i) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies. Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities. The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (i) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments. In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information. We analyze our performance using Adjusted Net Income and Adjusted Net Income Per Share. Adjusted Net Income and Adjusted Net Income Per Share are non-GAAP measures. We define Adjusted Net Income as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, delayed offering cost expense, management contract buyout, if any, and other one-time transaction expenses. The calculation of Adjusted Net Income also includes adjustments to reflect (i) a pro forma 27% income tax rate assuming all earnings of Focus LLC were recognized by Focus Inc. and no earnings were attributable to non-controlling interests and (ii) tax adjustments from intangible asset related income tax benefits from acquisitions based on a pro forma 27% tax rate. We believe that Adjusted Net Income and Adjusted Net Income Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: (i) non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. Adjusted Net Income and Adjusted Net Income Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities. The terms Adjusted Net Income and Adjusted Net Income Per Share are not defined under GAAP, and Adjusted Net Income and Adjusted Net Income Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted Net Income and Adjusted Net Income Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (i) Adjusted Net Income and Adjusted Net Income Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income and Adjusted Net Income Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income and Adjusted Net Income Per Share differently than we do, limiting its usefulness as a comparative measure. In addition, Adjusted Net Income and Adjusted Net Income Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income and Adjusted Net Income Per Share as supplemental information. 2

Table of Contents 2019 First Quarter Financial Snapshot 2019 Growth Strategy Long-Term Growth Targets Partner Acquisition Overview Value-Added Services Overview New Value Add Service – Focus Client Solutions Case Study – The Colony Group 2019 First Quarter Revenue Composition Hypothetical Example: Market Impact on Revenue 2019 YTD M&A Activity Balance Sheet Metrics Top 10 Takeaways 3

2019 First Quarter Financial Snapshot Revenues Adjusted EBITDA Adjusted Net Income and ANI per Share Revenues: $259.9 million, +32.5% year-over-year growth Organic revenue growth:1 +7.7% Fee-based and recurring revenues: 95+% Split between market correlated and non-correlated revenues: 72% / 28% Market-correlated revenues billed in advance: 71% Revenue attributable to new partner firm closings: $8.8 million* *$11.0 million on a full-quarter basis Adjusted EBITDA:2 $54.5 million, +23.3% year-over-year growth Adjusted EBITDA Margin:3 21.0% Adjusted EBITDA attributable to new partner firm closings: $2.2 million* * $3.0 million on a full-quarter basis Adjusted Net Income:2 $35.7 million, +40.3% year-over-year growth Adjusted Net Income Per Share:2 $0.47 Adjusted Shares Outstanding For Purposes of Calculating ANI:2 76.8 million 1 Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. 2 Non-GAAP financial measure. See Appendix for reconciliations. 3 Calculated as Adjusted EBITDA divided by revenues. 4

2019 Growth Strategy 1 Non-GAAP financial measure. See Appendix for reconciliations. 2 Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements. 20% Annual Revenue Growth On Average and Over Time 20% Annual Adjusted Net Income per Share1 Growth On Average and Over Time2 4 Increase value-added services to enable partner firms to scale their businesses 2 Capitalize on merger opportunities to accelerate partner firm growth 1 Grow portfolio of partner firms in the ultra-high and high net worth sectors 3 Expand international footprint to increase partner firm diversity 5 Leverage scale and network benefits of Focus partnership to expand growth TARGETS 5

Long-Term Growth Targets

- **20% average annual revenue growth target[3]**
  - Driven by historical results
  - Outperformed target over last 10 years
  - Significant growth opportunity given market dynamics
  - Well positioned to increase market share
  - Annual organic revenue growth rate for 2014-2018 has averaged 10.3%[1]



Revenue ($ in millions)
10 Year CAGR + 21.3%
$132
$125
$154
$179
$209
$269
$326
$382
$485
$663
$911
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

- **20% average annual Adjusted Net Income Per Share[2] target[3]**
  - Driven by historical results for Adjusted Net Income[2]
  - Over last 3 years, outperformed our current long-term target



Adjusted Net Income Per Share[2]
3 Year CAGR + 33.6%
$0.73
$0.95
$1.21
$1.74
2015
2016
2017
2018

[1] Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms and partner firms that have merged, that for the annual periods presented are included in Focus's consolidated statements of operations for the annual-periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
[2] Non-GAAP financial measure. See Appendix for reconciliations.
[3] Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements.

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Partner Acquisition Overview Primary focus is on RIAs with owners who are committed to the long-term management and growth of their businesses Prospective partner firms must have a proven track record of growth that will be further enhanced by their partnership with Focus Wealth management services are not subject to commoditization Majority of revenues are fee-based and recurring Highly profitable business and not capital intensive Entrepreneurial mindset drives nimbleness in adapting to market and client demands Open architecture enables advisors to put clients’ needs first Investment Rationale Select Due Diligence Criteria 7 Geographic Presence Financial Performance Legal and Regulatory Framework Fiduciary Ethos Entrepreneurial Spirit Client Profile + Mix Partner + Advisor Profile Fit With Focus Operational Strengths Marketing Ability

Value-Added Services Overview Consult and advise without compromising partner firm autonomy, client service or culture Access to top-tier consulting, technology, marketing, legal, regulatory, M&A, operations and HR professionals 70+ Focus professionals dedicated to value-added support Dedicated relationship management team for each partner firm Position Partner Firms For Accelerated Growth Strategy Technology Marketing Legal Regulatory M&A Operations Business development M&A strategy Pricing strategy Succession planning Best practices HR Cyber Security System architecture and implementation Cloud migration Business intelligence and analytics Project management Advisor coaching and development Compensation structuring Incentive model development Talent sourcing Organizational design Business development Branding Digital content development Marketing collateral creation Client lead generation Event planning Sourcing Deal process and support Due diligence Transaction structuring and negotiation Regulatory review Document negotiation Custodian and vendor management Enterprise pricing Operation assessment M&A integration Automation Legal advice and consulting M&A negotiation and execution Litigation consultation SEC advice Other regulatory issues Compliance framework development Examination consultation 8

Value-Added Services New Value Add Service: Focus Client Solutions Third party network of banks and non-bank lenders Enables Focus partner firms to provide their clients with competitive array of cash and credit solutions Strengthens partner firm relationships with existing clients Helps clients achieve higher yields on cash, as well as unlock home equity and business opportunities through refinancing, commercial lending and other options 1 CLIENT Submits lending request to advisor 2 ADVISOR Submits client’s request to FCS (Focus Client Solutions) 3 FCS Reaches out to multiple bank and non-bank lenders 4 LENDERS Provide advisor/FCS with best rates or structure/terms they can offer 5 CLIENT Gets competitive rate and outcome and first-class service from advisor HERE’S HOW IT WORKS 9 Omnibus Cash Management Individual Level Deposit Residential Mortgage Loans Asset Secured Loans Aircraft Lending Commercial Lending Solutions Non - purpose Securities - backed Loans Focus Client Solutions

Value-Added Services Case Study: The Colony Group1 The Colony Group Overview Provides comprehensive wealth management services for individuals, families and institutions, with a focus on high net worth and ultra-high net worth clients Led by CEO Michael Nathanson; nationally ranked by Barron's, Financial Times, and Financial Advisor Headquartered in Boston, MA with over 175 partners and employees Has grown rapidly through both organic and inorganic initiatives since joining the Focus partnership in 2011 10 Completed 8 Mergers Since Joining Focus Bridgewater2 Prosper Jones Barclay Boston CapGroup2 Mintz Levin Bluewater Aurora 1 We have over 60 partner firms located across the United States as well as the United Kingdom, Canada and Australia. Colony’s results may not be representative of our other partner firms and are not necessarily indicative of Colony’s future performance. 2 Intra-partner firm merger. Steinberg 10

Value-Added Services

Case Study: The Colony Group (Continued)[1]

FOCUS FINANCIAL PARTNERS

Growth Since Joining Focus (Then & Now)


Pre Focus[2]
Now with Focus[3]
RAUM[4]
~$1.2bn
7.5x
~$9.0bn
Offices
2
6.5x
13
Partners & Employees
~45
3.9x
>175

Key Changes Since Joining Focus

Technology & Services *(Strategy, Technology, Operations)*

- Technology systems upgraded to suppliers such as eMoney and Tamarac, adding value to the clients as well as accuracy and efficiency to Colony
- Client experience enhanced to include wider selection of investment options and broader range of services, including family office

Geographic Footprint *(Operations, Marketing, Legal)*

- From 2 office locations to a 13-office presence on the East Coast and Colorado in highly affluent geographies

Enterprise Capabilities for Succession Planning *(Strategy, M&A, HR)*

- From ~20 partners to over 50 partners
- From ~25 employees to over 125 employees
- Enhanced management structure through a larger, cross-sectional executive team
- More objective compensation plans in line with goals and market
- Improved cost control and operating leverage

[1] We have over 60 partner firms located across the United States as well as the United Kingdom, Canada and Australia. Colony's results may not be representative of our other partner firms and are not necessarily indicative of Colony's future performance.
[2] September 30, 2011.
[3] As of May 2019.
[4] Regulatory Assets Under Management ("RAUM") is based on Form ADVs filed with the Securities and Exchange Commission ("SEC") for the respective period. We do not use RAUM to evaluate our business or our partner firms. RAUM may include amounts for which partner firms do not bill fees and partner firms may charge asset based fees on amounts that do not constitute RAUM under the SEC's definition. Our partner firms also charge flat fees, hourly rates or a combination of fees that are not based on the amount of the clients' assets.

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2019 First Quarter Revenue Composition The majority of our revenues are correlated to the equity and fixed income markets The amount of market-correlated revenues can fluctuate quarter to quarter based on the revenue composition of the RIAs we acquire Our partner firms generally bill quarterly in advance for correlated revenues, which impacts how market movements are reflected in quarterly revenues 12 Market Correlated Revenues ~72% $188 million + Non-Correlated Revenues ~28% $72 million = Total Revenues 100% $260 million Revenue in Advance 71% of total correlated revenues $133 million + Revenue in Arrears 29% of total correlated revenues $55 million = Market Correlated Revenues $188 million

Hypothetical Example: Market Impact on Revenues = 13 Cerulli represents that for moderate risk clients, approximately 56% of investable assets are in equities and 44% are in fixed income and other asset classes1 Current Quarter Impact to Revenues Subsequent Quarter Impact to Revenues 1 Cerulli Advisor Metrics 2017 2 Hypothetical example provided for illustrative purposes and assuming no other changes Example of Impact on Revenues of Market Change2 Equity Markets change -10.0% Fixed Income/Other Markets change 0.0% Typical Equity Allocation of Client Assets per Cerulli 56.0% Impact of Equity Market Change -5.6% Percentage of Revenues Billed in Advance/Arrears 29.0% 71.0% 100.0% Pro Rata Change in Revenues for Market Change -1.6% -4.0% -5.6% Percentage of Revenues Correlated to the Market 72.0% 72.0% Pro Rata Change in Revenues for Market Change -1.2% -2.9% -4.0% Impact on Revenues -1.2% -2.9% -4.0% Revs 100 Advance 71 Correlated 51.12 Impact of market #REF! Revenues Billed in Advance Revenues Billed in Arrears Total Revenue Impact

2019 Year-to-Date M&A Activity

FOCUS FINANCIAL PARTNERS

As of May 9, 2019

- 62 partner firms
- 25 transactions pending/closed YTD, 100% of 2018 full year closed transaction activity
- $18.6 million in Acquired Base Earnings[1] for 5 partner firms acquired YTD

Quarter	Firm Name	Closing Date	Type	Primary Office Location
Q1 2019	1. Altman, Greenfield & Selvaggi	1/1/19	Partner Firm Acquisitions	New York, NY
	2. Prime Quadrant	2/15/19	Partner Firm Acquisitions	Toronto, Canada
	3. Foster Dykema Cabot	3/1/19	Partner Firm Acquisitions	Boston, MA
	1. Griffon Financial Planning	1/1/19	Mergers	Bend, OR
	2. Northern Capital Management	1/1/19	Mergers	Madison, WI
	3. Alpern Wealth Management	1/1/19	Mergers	Pittsburgh, PA
	4. David Weise & Associates	1/1/19	Mergers	Encino, CA
	5. WG&S, LLP	1/1/19	Mergers	Los Angeles, CA
	6. Aurora Financial Advisors	2/1/19	Mergers	Wellesley, MA
	7. Dan Goldie Financial Services	2/1/19	Mergers	Palo Alto, CA
	8. Insero Wealth Strategies	3/1/19	Mergers	Buffalo, NY
	9. Neuman + Associates	3/1/19	Mergers	Encino, CA
Q2 2019 (to date)	1. Escala Partners	4/1/19	Partner Firm Acquisitions	Melbourne, Australia
	2. Sound View Wealth Advisors	4/1/19	Partner Firm Acquisitions	Savannah, GA
	1. MacGuire, Cheswick & Tuttle	4/1/19	Mergers	Darien, CT
	2. Weatherstone Capital Management	4/1/19	Mergers	Denver, CO
	3. Bullard, McLeod and Associates	4/1/19	Mergers	Albany, NY
	4. Anthony Smith Advisors	4/1/19	Mergers	Atlanta, GA
	5. Skeet Kaye Hopkins	4/2/19	Mergers	London, United Kingdom
	6. Massingale	5/1/19	Mergers	Ruston, LA
	7. Steinberg Global Asset Management	5/1/19	Mergers	Boca Raton, FL
	8. Lake Mary Wealth Management	*	Mergers	Maitland, FL
	9. Stevens First Principles Investment Advisors	*	Mergers	Newport Beach, CA
	10. Catamount Management Group	*	Mergers	Westport, CT

** Signed and pending close. Additionally, the transaction for new partner firm Lanham O'Dell & Company is signed and closing date is to be determined.*

[1] The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

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Balance Sheet Metrics 12/31/18 3/31/19 Cash and cash equivalents Borrowings outstanding Net leverage ratio1 $33.2 $839.0 3.33x ($ in millions) $83.8 $1,087.0 3.88x Borrowing Capacity $650 Million Revolver: $354.6 million available at March 31, 2019 Borrowing Rates (as of March 31, 2019) Term Loan ($797.0 million outstanding): LIBOR + 250 bps Revolver ($290.0 million outstanding) and grid pricing: Net Leverage Ratio Drawn Spread Undrawn Fee >4.00x LIBOR + 200 bps 50 bps >3.50x & 4.00x LIBOR + 175 bps 50 bps >3.00x & 3.50x LIBOR + 150 bps 37.5 bps 3.00x LIBOR + 125 bps 25 bps 15 1 Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Agreement), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). We remain committed to our long-term leverage target of 3-4x. We expect any leverage above 4x to be temporary.

Top 10 Takeaways for Q1 2019 1 Delivered strong results with YOY growth in revenues (+32.5%) and Adjusted Net Income Per Share1 (+40.3%) well in excess of 20% annual growth targets for each 2 3 4 5 7.7% quarterly organic revenue growth rate2 was impacted by lagged effect of Q4 2018 market downturn due to advance billing structure utilized at many of our partner firms Expect second quarter organic revenue growth rate2 will be above 10%, demonstrating the resiliency of our business model Adjusted EBITDA margin1 was 21%; estimate Q2 2019 margin will remain at approximately 21% Year-to-date3, $18.6 million in acquired base earnings for 5 closed new partner firms; supplemented by 16 mergers completed for partners 1 Calculated as Adjusted EBITDA divided by revenues. 2 Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. 3 January 1, 2019 – May 9, 2019. 16

Top 10 Takeaways for Q1 2019 6 Pipeline suggests robust M&A activity in 1st half 2019; seeing an increasing number of attractive partner acquisitions and merger opportunities for partner firms 7 8 9 10 Client retention and advisor satisfaction remained extremely high Record YTD M&A volume in terms of number of deals closed – 100% of 2018 full year closed transaction activity Approximately $1.1 billion in debt outstanding as of March 31, 2019 and net leverage ratio of 3.88x; remain committed to 3-4x net leverage over the long term Introduced Focus Client Solutions, a new value-added service to provide cash and credit solutions to partner firms through a network of 3rd party banks and non-bank lenders 17

18 Appendix 18

Net Loss to Adjusted EBITDA Reconciliation 19 Three Months Ended March 31, ($ in thousands) 2018 2019 Net Loss $(12,054) $(2,828) Interest Income (142) (197) Interest Expense 14,272 12,859 Income Tax Expense (Benefit) 1,176 (1,221) Amortization of Debt Financing Costs 959 782 Intangible Amortization 19,494 28,741 Depreciation and Other Amortization 1,882 2,313 Non-Cash Equity Compensation Expense 3,854 3,921 Non-Cash Changes in Fair Value of Estimated Contingent Consideration 6,371 7,414 Gain on Sale of Investment (5,509) – Loss on Extinguishment of Borrowings 14,011 – Other Expense (Income), Net (93) 236 Management Contract Buyout – 1,428 Other One-Time Transaction Expenses – 1,066 Adjusted EBITDA $44,221 $54,514 19

Net Income (Loss) to Adjusted Net Income Reconciliation

FOCUS FINANCIAL PARTNERS

	For the Year Ended December 31,				Three Months Ended March 31,	
($ in thousands)	2015	2016	2017	2018	2018	2019
Net Income (Loss)	$9,321	$15,722	$(48,359)	$(41,087)	$(12,054)	$(2,828)
Income Tax Expense (Benefit)	649	981	(1,501)	9,450	1,176	(1,221)
Amortization of Debt Financing Costs and Other	1,770	2,482	4,084	3,498	959	782
Intangible Amortization	35,421	50,942	64,367	90,381	19,494	28,741
Non-Cash Equity Compensation Expense	15,537	8,520	34,879	44,468	3,854	3,921
Non-Cash Changes in Fair Value of Estimated Contingent Consideration	(160)	(1,143)	22,294	6,638	6,371	7,414
Gain on Sale of Investment	–	–	–	(5,509)	(5,509)	–
Delayed Offering Expense	–	–	9,840	–	–	–
Loss on Extinguishment of Borrowings	–	–	8,106	21,071	14,011	–
Other One-Time Transaction Expenses (1)	–	–	2,843	11,529	–	1,066
Management Contract Buyout	–	–	–	–	–	1,428
Subtotal	60,538	77,504	96,553	140,439	28,302	39,303
Pro Forma Income Tax Expense (27%) (2)	(16,345)	(20,926)	(26,069)	(37,919)	(7,641)	(10,612)
Tax Adjustments (2) (3)	8,080	11,991	16,217	22,828	4,795	7,023
Adjusted Net Income	**$52,273**	**$68,569**	**$86,701**	**$125,348**	**$25,456**	**$35,714**

[1] In Q1 2019, relates to one-time expenses related to (a) Loring Ward severance cash compensation of $280, which were recorded in compensation and related expenses and (b) transaction expenses of $786, which were recorded in selling, general and administrative expenses, associated with the acquisition of Loring Ward. In 2018, primarily relates to one-time expenses related to (a) Loring Ward severance cash compensation of $507 and 2018 IPO and related reorganization transaction cash compensation expenses of $5,926, (b) transaction expenses of $1,762 associated with the acquisition of Loring Ward and (c) other expenses, net of $2,373, which were recorded in other (expense) income-net, primarily related to the loss on sale of a tax customer list and related receivables. In 2017, relates to one-time transaction expenses, which were recorded in other (expense) income-net, related to insurance fees associated with the investment by our private equity investors.

[2] For periods ended prior to the closing of the IPO and the consummation of the related reorganization transactions on July 30, 2018, these adjustments are being made for comparative purposes only.

[3] Represents tax adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% tax rate.

20

21 21 1 For historical periods prior to the closing of the IPO and consummation of the related reorganization transactions on July 30, 2018, the Adjusted Shares Outstanding are deemed to be outstanding for comparative purposes only. 2 Represents our GAAP weighted average Class A common stock outstanding–basic. 3 The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of related reorganization transactions on July 30, 2018 is assumed to have occurred as of January 1, 2018 for comparative purposes. 4 The incremental shares for the three months ended March 31, 2019 related to stock options and unvested Class A common stock as calculated using the treasury stock method were not included in the calculation of the GAAP weighted average shares of Class A common stock—diluted as the result would have been anti-dilutive. 5 Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. 6 Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the exchange to Class A common stock was based on the $33.00 IPO price. Adjusted Net Income and Adjusted Net Income Per Share Reconciliation Three Months Ended March 31, 2018 2019 Adjusted Net Income (in thousands) $ 25,456 $ 35,714 Adjusted Shares Outstanding (1) 71,843,916 76,793,979 Adjusted Net Income Per Share $ 0.35 $ 0.47 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (2) – 46,211,599 Adjustments: Shares of Class A common stock issued in connection with 42,529,651 – the IPO and Reorganization Transactions (3) Weighted average incremental shares of Class A common – 7,855 stock related to stock options and unvested Class A common stock (4) Weighted average Focus LLC common units outstanding (5) 22,499,665 22,783,692 Weighted average common unit equivalent of Focus LLC incentive units outstanding (6) 6,814,600 7,790,833 Adjusted Shares Outstanding (1) 71,843,916 76,793,979